BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Advantage Large Cap Value Fund

(the “Fund”)

Supplement dated July 28, 2025 to the Summary Prospectuses and Prospectuses of the Fund, each dated September 27, 2024, as supplemented to date

On September 18, 2024, the Board of Directors of BlackRock Large Cap Series Funds, Inc. approved certain changes to the Fund’s investment strategy and investment process in order to satisfy new requirements pursuant to the recent amendments to Rule 35d-1 under the Investment Company Act of 1940 (the “Names Rule”). These changes are expected to become effective on or about September 26, 2025.

Accordingly, effective on or about September 26, 2025, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The sections of the Summary Prospectuses and Prospectuses entitled “Key Facts About BlackRock Advantage Large Cap Value Fund — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Advantage Large Cap Value Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap value equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap value equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Value Index (the “Russell 1000 Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000® Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Fund primarily intends to invest in equity securities, which include common stock and preferred stock, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Value Indices. The Russell 1000 Value Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund primarily seeks to buy common stock and may also invest in preferred stock. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may also purchase convertible securities. The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Value Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.

The Fund seeks to pursue its investment objective by investing in large cap value equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

The Fund seeks to pursue its investment objective by investing in large cap value equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock Advisors, LLC, the Fund’s investment manager (“BlackRock”), then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.

The investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap value equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap value equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Value Index (the “Russell 1000 Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000® Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Fund primarily intends to invest in equity securities, which include common stock and preferred stock, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Value Indices. The Russell 1000 Value Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund primarily seeks to buy common stock and may also invest in preferred stock. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may also purchase convertible securities. The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Value Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.

The section of the Prospectuses entitled “Glossary” is amended to add the following definitions:

MSCI World Value Index — an index that captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 3000® Value Index — an index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2-year) growth and lower sales per share historical growth (5 years).

S&P Composite 1500® Value Index — an index that measures constituents from the S&P Composite 1500® that are classified as value stocks based on three factors: the ratios of book value, earnings and sales to price.

Shareholders should retain this Supplement for future reference.

PR2-ALCV-0725SUP

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